PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT

The property, plant and equipment (“PP&E”) continuity summary is as follows:

	Plant and Equipment		Mineral	Total
(in thousands)	Owned	Right-of-Use	Properties	PP&E

Cost:
Balance – January 1, 2019	$103,430	$—	$178,947	$282,377
Adoption of IFRS 16	—	944	—	944
Additions	376	38	534	948
Disposals	(104)	(76)	—	(180)
Reclamation adjustment (note 13)	885	—	—	885
Balance – December 31, 2019	$104,587	$906	$179,481	$284,974

Additions	16	26	262	304
Disposals	(60)	(41)	—	(101)
Reclamation adjustment (note 13)	1,544	—	—	1,544
Balance – December 31, 2020	$106,087	$891	$179,743	$286,721

Accumulated amortization, depreciation:
Balance – January 1, 2019	$(24,086)	$—	$—	$(24,086)
Amortization	(212)	—	—	(212)
Depreciation	(3,527)	(237)	—	(3,764)
Disposals	95	40	—	135
Reclamation adjustment (note 13)	212	—	—	212
Balance – December 31, 2019	$(27,518)	$(197)	$—	$(27,715)

Amortization	(243)	—	—	(243)
Depreciation	(2,037)	(198)	—	(2,235)
Disposals	60	39	—	99
Reclamation adjustment (note 13)	243	—	—	243
Balance – December 31, 2020	$(29,495)	$(356)	$—	$(29,851)

Carrying value:
Balance – December 31, 2019	$77,069	$709	$179,481	$257,259
Balance – December 31, 2020	$76,592	$535	$179,743	$256,870

Plant and Equipment - Owned

The Company has a 22.5% interest in the McClean Lake mill through its ownership interest in the MLJV. The carrying value of the mill, comprised of various infrastructure, building and machinery assets, represents $68,909,000, or 90.0%, of the December 2020 total carrying value amount of owned PP&E assets.

A toll milling agreement amongst the participants of the MLJV and the CLJV provides for the processing of certain future output of the Cigar Lake mine at the McClean Lake mill, for which the owners of the McClean Lake mill receive a toll milling fee and other benefits (Denison further has an agreement with APG reqarding the receipt of certain toll milling fees it receives from this toll milling agreement – see note 11). In determining the units of production amortization rate for the McClean Lake mill, the amount of production attributable to the mill assets includes Denison’s expected share of mill feed related to MLJV ores, MWJV ores and the CLJV toll milling contract. Milling activities in 2019 and 2020 at the McClean Lake mill have been dedicated to processing and packaging ore from the Cigar Lake mine. Mill production in 2020 has been impacted by the COVID-19 pandemic.

Plant and Equipment – Right-of-Use

In conjunction with the adoption of IFRS 16 Leases (“IFRS 16”), effective January 1, 2019, the Company has included the cost of various right-of-use (“ROU”) assets within PP&E. ROU assets consist of building, vehicle and office equipment leases. The majority of the value is attributable to the building lease assets for the Company’s offices and warehousing space located in Toronto and Saskatoon.

Mineral Properties

The Company has various interests in development, evaluation and exploration projects located in Canada which are held directly or through option or various contractual agreements. The following projects, all located in Saskatchewan, represent $162,641,000, or 90.5%, of the carrying value amount of mineral property assets as at December 31, 2020:

a)	Wheeler River - the Company has a 90.0% interest in the project (includes the Phoenix and Gryphon deposits);

b)	Waterbury Lake - the Company has a 66.90% interest in the project (includes the THT and Huskie deposits) and also has a 2.0% net smelter return royalty on the portion of the project it does not own;

c)	Midwest - the Company has a 25.17% interest in the project (includes the Midwest Main and Midwest A deposits);

d)	Mann Lake - the Company has a 30.0% interest in the project;

e)	Wolly - the Company has a 21.89% interest in the project;

f)	Johnston Lake - the Company has a 100% interest in the project; and

g)	McClean Lake - the Company has a 22.5% interest in the project (includes the Sue D, Sue E, Caribou, McClean North and McClean South deposits).

Waterbury Lake

In 2019, the Company increased its interest in the Waterbury Lake property from 65.92% to 66.57% and further increased it again in 2020 to 66.90% under the terms of the dilution provisions in the agreements governing the project (see note 22).

Hook Carter

In November 2016, Denison completed the purchase of an 80% interest in the Hook-Carter property, located in the southwestern portion of the Athabasca Basin region in northern Saskatchewan, from ALX Uranium Corp (“ALX”), with ALX retaining a 20% interest.

Under terms in the agreement, Denison agreed to fund ALX’s share of the first $12,000,000 in expenditures on the property. As at December 31, 2020, the Company has spent $6,719,000 towards ALX’s carried interest on the project since its acquisition in November 2016 (December 31, 2019: $6,712,000).

Moon Lake South

In January 2016, the Company entered into an option agreement with CanAlaska Uranium Ltd (“CanAlaska”) to earn an interest in CanAlaska’s Moon Lake South project located in the Athabasca Basin in Saskatchewan. Under the terms of the option, Denison would earn an initial 51% interest in the project by spending $200,000 by December 31, 2017 and would increase its interest to 75% by spending an additional $500,000 by December 31, 2020.

As at December 31, 2020, the Company has spent the required $700,000 under the option and has earned a 75% interest in the project.

Murphy Lake

In November 2019, Denison completed an agreement with Eros Resources Corp (“Eros”) to acquire Eros’s minority interest in the Murphy Lake project. Denison acquired Eros’s 17.42% minority interest in Murphy Lake in exchange for the issuance of 32,262 common shares of DMC and the granting of a 1.5% net smelter return royalty on the project. Denison’s interest in Murphy Lake is now 100%.

Eros’s minority interest acquired by Denison has been accounted for as an asset acquisition with share based consideration. Denison recorded a total acquisition value of $40,000 in 2019, which included transaction costs of $21,000 and $19,000 of share based consideration which were fair valued using Denison’s closing share price on November 28, 2019 of $0.58 per share. In 2020, the total acquisition value was reduced to $35,000 due to the reversal of $5,000 of estimated transaction related costs.

Talbot Lake

In June 2020, the Company closed an agreement to sell its 100% interest in the Talbot Lake property to Argo Gold Inc (“Argo Gold”). At closing, Denison received cash consideration of $135,000 and 1,350,000 common shares of Argo Gold that were fair valued at $270,000. The shares were subject to a four month hold. The Company has recognized a gain on sale of $405,000 in conjunction with the sale.

Under the terms of the agreement, Denison has also received a 2% net smelter royalty on the property and it is entitled to receive an additional milestone payment, in cash or shares, if the property produces a resource estimate that meets certain specified amounts in the agreement.